SCOUT
REGIONAL
FUND


A no-load mutual fund
that seeks long-term
growth of both capital
and income by investing
in smaller regional
companies.


Annual Report
June 30, 1997

TO THE SHAREHOLDERS

For the fiscal year ended June 30, 1997, Scout Regional Fund earned a total return (price change and reinvested distributions) of 15.32%, in comparison with the unmanaged Value Line Composite Index and Lipper Small Company Fund Index, which had returns of 20.63% and 5.60%, respectively, for the same period.

During the last quarter of Scout Regional Fund's fiscal year, large capitalization stocks continued to boost the major market indices to new highs. On April 1, the Standard & Poor's 500 index was barely 2% above its December 31, 1996, level. Continued concern about fast economic growth and fears about inflation caused a market sell-off in mid-April. The drop of 9.64% from the mid-February high approached a "correction," which is defined as a decline of 10% or more. However, that move was only a stumble in the 2 1/2-year-old bull market as it rebounded from the April lows to new highs in June.

The rise in the market was fueled by the strength of the economy, low inflation, higher than expected profit growth and the continuing flood of dollars into retirement funds and other investment portfolios. As has been the case for most of this bull market, the large capitalization stocks that dominate the indices outperformed the broad market. Merger and acquisition activity has been very prevalent and has driven market prices up as well.

Small capitalization stocks also began to participate in the market in a more positive way in May after suffering comparatively more in April. Investors finally seemed to have rediscovered the more appealing relative valuations of these stocks, which peaked in early 1994 and have fluctuated down ever since in comparison with the S & P 500.

As the chart shows, the current price/earnings ratio for small capitalization stocks of 17.2 is nearly the same as in June 1983, while the P/E ratio for large capitalization stocks has increased dramatically from 12.9 to 19.9, underlining their current overvaluation.

After the May rally, small capitalization stocks are still selling at a discount to large capitalization stocks despite their historically higher growth rate.

If small capitalization stocks continue to come into favor, the Scout Regional Fund should benefit. In the event of a market correction, the Fund's value management style, high diversification, cash reserve and underweighting in overvalued economic sectors should reduce the downside risk.

For the six months ended June 30, 1997, shareholders received an ordinary income dividend of $.08 per share, a short term capital gain of $.01 per share, and a long-term capital gain of $.20 per share.

For corporate shareholders, 65.46% of ordinary income distributions qualify for the corporate dividends received deduction.

We appreciate you as a valued shareholder of Scout Regional Fund and continually welcome your questions or comments.

Sincerely,

/s/David B. Anderson
David B. Anderson
UMB Investment Advisors


                   Top 10 Equity Holdings

                                      Market           Percent
                                      Value            of Total
Layne Christensen Co.             $ 1,327,500           2.74%
Maverick Tube Corp.                 1,125,000           2.32%
MYR Group Inc.                        900,000           1.86%
B H A Group Inc.                      895,400           1.85%
NPC International Inc.                871,875           1.80%
Outboard Marine Corp.                 834,250           1.72%
Kellwood Co.                          832,500           1.72%
CPI Corp.                             798,000           1.65%
Aliant Communications Inc.            780,000           1.61%
Bandag Inc.                           735,000           1.51%
Top 10 Equity Holdings Total:      $9,099,525          18.78%

NOTE: All market values based on 6/30/97 statement of assets.


		Largest 3000 U.S. Equities
				MEDIAN VALUATION

Market  Number    Market
Cap.    of        Cap.          Current June 1983**
Decile  Companies Range           P/E     P/E
1        300         >$5.4B       19.9x   12.9x
2        300      $2.4-5.4B       19.7    13.0
3        300      $1.4-2.4B       18.4    13.3
4        300     $900M-1.4B       18.6    12.9
5        300      $650-900M       19.0    13.4
6        300      $480-650M       19.3    13.9
7        300      $370-480M       19.4    14.5
8        300      $300-370M       18.6    15.0
9        300      $220-300M       18.0    16.5
10       300      $170-220M       17.2    17.0

TOTALS  3000    B=Billion               **Small Cap Peak
		M=Million

		Top 100 Companies:      20.4x   The Leuthold Group
		Bottom 200 Companies:   18.7x   Copyright (c) 1997

Based on Trailing 12 Months Operating Earnings Since 1993

GRAPH - PIE CHART
Equity 80%
Cash & Equivalents 20%

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation or any other applicable deposit insurance. These shares involve investment risks, including the possible loss of the principal amount invested.

GRAPH - Scout Regional Fund versus Russell 2000 and Value Line Composite

Scout Regional Fund's average annual componded returns for one year, five years, and since the change in the Fund's investment objectives on August 16, 1991, were 15.32%, 10.91%, and 10.27%, respectively.
Performance data contained in this report is for past periods only.
Past performance is not predictive of future performance. Investment return and share value will fluctuate, redemption value may be more or less than original cost.


FINANCIAL STATEMENTS

Statement of Net Assets
June 30, 1997

												 Market
 Shares    Company                                                               Cost            Value
COMMON STOCKS - 80.04%
Basic Materials -  9.53%
  15,000  ACX Technologies*                                                $     227,625    $     337,500
  50,000  Amax Gold, Inc.*                                                       372,842          306,250
  25,000  Cyprus Amax Minerals Co.                                               616,050          612,500
  40,000  Huntco, Inc. Cl. A                                                     681,210          570,000
  25,000  Laclede Steel Co.*                                                     307,465           93,750
  55,000  Lawter International, Inc.                                             667,302          694,375
  18,000  Mallinckrodt Group, Inc.                                               615,297          684,000
  18,500  Republic Group, Inc.                                                   221,580          372,312
  42,000  Safety-Kleen Corp.                                                     692,610          708,750
   7,000  Sigma-Aldrich Corp.                                                    138,687          245,438
									       4,540,668        4,624,875
Capital Goods - 12.95%
  15,000  Atchison Casting Co.*                                                  208,125          249,375
  15,000  Baldor Electric                                                        291,375          443,437
  48,400  BHA Group, Inc.                                                        631,108          895,400
  60,000  Green (A.P.) Industries, Inc.                                          521,783          562,500
  30,000  Harmon Industries, Inc.                                                499,800          645,000
  75,000  Instituform Technologies Inc., Cl. A*                                  671,124          459,375
  64,150  Isco, Inc.                                                             673,325          561,313
  60,000  Layne Christensen Co.*                                                 365,014        1,327,500
  50,000  MYR Group, Inc.                                                        458,966          900,000
   5,000  Paul Mueller Co.                                                       152,913          190,625
  10,000  Trion, Inc.                                                             55,000           46,250
									       4,528,533        6,280,775
Consumer Cyclical - 15.76%
  65,000  B.I. Inc.*                                                             331,000          487,500
  15,000  Bandag, Inc.                                                           799,667          735,000
  10,000  Block (H & R), Inc.                                                    261,750          322,500
  15,000  Brown Group, Inc.                                                      414,162          280,312
  15,000  Caseys General Stores, Inc.                                            226,406          322,969
  25,000  Clarcor, Inc.                                                          465,645          618,750
   6,000  Dillards, Inc.                                                         150,936          207,750
  15,000  Donnelley (R.R.) & Sons                                                486,915          549,375
  20,000  First Alert, Inc.*                                                     132,500           56,250
  37,925  Flexsteel Industries, Inc.                                             403,326          445,619
  30,000  Kellwood Co.                                                           521,748          832,500
  25,000  Lawson Products                                                        536,250          675,000
  10,000  Lee Enterprises, Inc.                                                  208,498          263,750
  24,000  Maytag Corp.                                                           356,950          627,000
  35,000  O'Sullivan Industries, Inc.*                                           269,875          579,688
  18,000  Rival Co.                                                              261,000          265,500
  60,000  Stimsonite Corp.*                                                      509,199          375,000
									       6,335,827        7,644,463
Consumer Staples - 15.90%
  20,000  Alberto-Culver Co. Cl. A                                               237,790          466,250
  40,000  Angelica Corp.                                                         902,176          700,000
  20,000  Beverly Enterprises, Inc.                                              223,500          325,000
  21,000  Brunswick Corp.                                                        339,760          656,250
   5,000  Celestial Seasonings, Inc.*                                             96,250          125,000
  38,000  CPI Corp.                                                              605,043          798,000
  14,000  Medpartners, Inc.*                                                     200,337          302,750
  25,000  Midwest Grain Products, Inc.*                                          495,000          331,250
  75,000  NPC International, Inc. Cl. B*                                         441,181          871,875
  47,000  Outboard Marine Corp.                                                  799,015          834,250
  80,000  Sanfilippo (John B & Son), Inc.*                                       768,235          550,000
  22,000  Sealright Co.                                                          336,375          264,000
  34,000  Stuart Entertainment, Inc.*                                            231,107           97,750
  85,000  TCBY Enterprises, Inc.                                                 394,112          536,562
  41,300  VICORP Restaurants, Inc.*                                              598,750          495,600
  50,000  Winnebago Industries, Inc.                                             393,250          359,375
									       7,061,881        7,713,912
Energy - 7.88%
   2,500  Deltic Timber Corp.                                                     39,294           73,281
   7,500  Helmerich & Payne, Inc.                                                188,375          432,188
  10,000  Kerr-McGee Corp.                                                       556,766          633,750
  30,000  Maverick Tube Corp.*                                                   220,699        1,125,000
  11,000  Murphy Oil Corp.                                                       392,564          536,250
  50,000  Southwestern Energy Co.                                                712,580          650,000
   5,000  St. Mary Land & Exploration  Co.                                        60,625          175,625
  20,000  Total Petroleum North America Ltd.                                     188,500          197,500
									       2,359,403        3,823,594
Financial - 1.56%
  11,000  Brenton Banks                                                    $     168,182    $     302,500
   1,260  Commerce Bancshares, Inc.                                               29,796           57,015
     700  Kansas City Life Insurance Co.                                          25,954           55,300
   7,500  Old Republic International Corp.                                       158,812          227,344
   2,000  Reinsurance Group of America, Inc.                                      53,350          115,000
										 436,094          757,159
Technology - 2.42%
   3,500  DII Group Inc.*                                                         64,531          154,000
  35,000  Exabyte Corp.*                                                         514,594          448,438
  40,000  Fansteel, Inc.*                                                        272,178          297,500
   7,500  Molex, Inc.                                                            179,946          273,750
									       1,031,249        1,173,688
Transportation & Service - 0.90%
  22,500  Werner Enterprises, Inc.                                               288,750          435,937

Utilities - 13.14%
  40,000  Aliant Communications, Inc.                                            611,362          780,000
   8,000  Calenergy, Inc.*                                                       126,930          304,000
  40,000  Empire District Electric Co.                                           741,090          692,500
  15,000  IES Industries, Inc.                                                   359,313          442,500
  15,000  Interstate Power Co.                                                   422,780          429,375
   7,000  Kansas City Power & Light Co.                                          147,920          199,938
  30,000  Laclede Gas Co.                                                        618,955          652,500
  15,000  Mapco, Inc.                                                            406,541          472,500
  30,000  St. Joseph Light & Power Co.                                           418,625          491,250
  15,000  Union Electric Co.                                                     564,500          565,312
  24,000  Utilicorp United, Inc.                                                 646,143          699,000
  20,000  Western Resources, Inc.                                                587,282          648,750
									       5,651,441        6,377,625
TOTAL COMMON STOCK - 80.04%                                                   32,233,846       38,832,028

Face                                                                                             Market
Amount    Description                                                            Cost            Value
CONVERTIBLE CORPORATE BONDS - 0.78%
$ 371,000 Beverly Enterprises, Inc. CV. Sub. Deb., 7.625%
	    due March 15, 2003                                             $     364,043    $     376,565

SHORT-TERM CORPORATE NOTES - 14.39%
 500,000  Abbott Laboratories, 5.46%, due July 14, 1997                          498,939          498,939
 500,000  American Tel. & Telegraph, 5.47%, due July 22, 1997                    498,329          498,329
 500,000  Anheuser-Busch Cos., 5.43%, due July 8, 1997                           499,397          499,397
 500,000  Campbell Soup Co., 5.48%, due July 25, 1997                            498,097          498,097
 500,000  du Pont (E.I.) de Nemours & Co., 5.52%, due July 18, 1997              498,620          498,620
 500,000  Dun & Bradstreet Corp., 5.60%, due July 23, 1997                       498,211          498,211
 500,000  Gannett, Inc., 5.50%, due July 21, 1997                                498,396          498,396
 500,000  Motorola, Inc., 5.46%, due July 8, 1997                                499,393          499,393
 500,000  Philip Morris Cos., 5.54%, due July 2, 1997                            499,846          499,846
 500,000  Progress Capital Co., 5.55%, due July 8 1997                           499,383          499,383
 500,000  R. R. Donnelly & Co., 5.53%, due July 8, 1997                          499,386          499,386
 500,000  Southwestern Bell Telephone, 5.47%, due July 10, 1997                  499,240          499,240
 500,000  Wisconsin Electric Power Co., 5.50%, due July 25, 1997                 498,090          498,090
 500,000  Xerox Corp., 5.52%, due July 25, 1997                                  498,083          498,083

TOTAL SHORT-TERM CORPORATE NOTES - 14.39%                                      6,983,410        6,983,410


GOVERNMENT SPONSORED ENTERPRISES - 3.08%
 500,000  Federal Home Loan Mortgage Company, 5.42%, due July 3, 1997            499,774          499,774
 500,000  Federal Home Loan Mortgage Company, 5.48%, due July 15, 1997           498,858          498,858
 500,000  Federal National Mortgage Association, 5.50%,
            due September 5, 1997    494,882          494,882

TOTAL GOVERNMENT SPONSORED ENTERPRISES - 3.08%                                 1,493,514        1,493,514

REPURCHASE AGREEMENT - 1.59%
 770,000 Northern Trust Co., 5.80%, due July 1, 1997
	 (Collateralized by U.S. Treasury Notes,
         5.625%, due January 31, 1998)                                     $     770,000    $     770,000

TOTAL INVESTMENTS -  99.87%                                                $  41,844,813       48,455,517


Other assets less liabilities - 0.13%                                                              61,503

TOTAL NET ASSETS - 100.00%
  (equivalent to $11.21 per share;
  10,000,000 shares of $1.00 par value
  value capital shares authorized;
  4,329,214 shares outstanding)                                                             $  48,517,020

For federal income tax purposes, the identified cost of investments owned at June 30, 1997 was $41,844,813.
Net unrealized appreciation for federal income tax purposes was $6,610,704, which is comprised of unrealized appreciation of $9,063,406 and unrealized depreciation of $2,452,702.

*Non-income producing security

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 1997
ASSETS:
  Investment securities, at market value (identified cost $41,844,813)     $  48,455,517
  Dividends receivable                                                            72,737
  Interest receivable                                                              8,250
        Total assets                                                          48,536,504
LIABILITIES:
  Disbursements in excess of demand deposit cash                                  19,484
        Total liabilities                                                         19,484

NET ASSETS                                                                 $  48,517,020


NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                              $  41,357,433
  Accumulated undistributed income:
    Net investment income                                                        166,958
    Net realized gain on investment transactions                                 381,925
  Net unrealized appreciation on investments                                   6,610,704
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                $  48,517,020

Capital shares, $1.00 par value
  Authorized                                                                  10,000,000

  Outstanding                                                                  4,329,214

NET ASSET VALUE PER SHARE                                                  $       11.21

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

Statement of Operations
Year Ended June 30, 1997
INVESTMENT INCOME:
  Income:
    Dividends                                                              $     792,580
    Interest                                                                     570,767
                                                                               1,363,347
  Expenses:
    Management fees                                                              388,605
    Government fees                                                               11,941
                                                                                 400,546
      Net investment income                                                      962,801

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions:
    Proceeds from sales of investments                                         6,983,561
    Cost of investments sold                                                   4,913,728
      Net realized gain from investment transactions                           2,069,833
  Unrealized appreciation on investments:
    Beginning of year                                                          2,926,042
    End of year                                                                6,610,704
      Increase in net unrealized appreciation on investments                   3,684,662
      Net realized and unrealized gain on investments                          5,754,495
      Net increase in net assets resulting from operations                 $   6,717,296

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets
For the Year Ended June 30, 1997 and the Period of January 1, 1996 to June 30, 1996

                                                                           July 1, 1996       January 1, 1996
                                                                           to June 30,        to June 30,
                                                                           1997               1996
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                    $     962,801            389,089
  Net realized gain from investment transactions                               2,069,833          1,587,947
  Increase in net unrealized appreciation on investments                       3,684,662            964,658

    Net increase in net assets resulting from operations                       6,717,296          2,941,694

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                                        (794,637)          (397,201)
  Net realized gain from investment transactions                             (2,332,298)        (1,512,894)

    Decrease in net assets from distributions                                (3,126,935)        (1,910,095)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 1,395,435 and 812,923 shares sold                             14,709,173          8,467,334
  Net asset value of 176,123 and 115,106 shares issued for
    reinvestment of distributions                                              1,875,551          1,190,193
                                                                              16,584,724          9,657,527
  Cost of 1,278,012 and 469,494 shares redeemed                             (13,559,225)        (4,955,644)

    Net increase in net assets from capital share transactions                 3,025,499          4,701,883

      Net increase in net assets                                               6,615,860          5,733,482

NET ASSETS:
  Beginning of year                                                           41,901,160         36,167,678
  End of year (including undistributed net investment
    income [loss] of $166,958 and ($1,206), respectively)                  $  48,517,020      $  41,901,160

*Distributions to shareholders:
   Income dividends per share                                              $        0.18      $        0.10
   Capital gains distribution per share                                    $        0.53      $        0.40

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Effective on April 24, 1996, the Fund's shareholders approved a change in the fiscal year-end. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1997 (excluding repurchase agreements and short-term securities), were as follows:

				Other than
                             U.S. Government     U.S. Government
                                Securities          Securities
Purchases                    $  5,890,649     $         -
Proceeds from sales             6,983,561               -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                                      Year Ended      January 1, 1996           Years Ended
							                                               June 30,        to June 30,               December 31,
                                                      1997            1996*            1995        1994          1993
Net asset value, beginning of period                  $  10.38        $  10.11         $   9.20    $   9.49      $   9.09

  Income from investment operations:
    Net investment income                                 0.22            0.10             0.19        0.18          0.12
    Net realized and unrealized gains
      or (losses) on securities                           1.32            0.67             1.62      (0.12)          0.42
  Total from investment operations                        1.54            0.77             1.81        0.06          0.54

  Distributions from:
    Net investment income                               (0.18)          (0.10)           (0.19)      (0.18)        (0.14)
    Net realized gain on investment transactions        (0.53)          (0.40)           (0.71)      (0.17)           -
  Total distributions                                   (0.71)          (0.50)           (0.90)      (0.35)        (0.14)

Net asset value, end of period                        $  11.21        $  10.38         $  10.11    $   9.20       $  9.49
Total return                                               15%             15%              20%          1%            6%


Ratios/Supplemental Data
Net assets, end of period (in millions)               $    49         $     42         $      36   $     28       $    25
Ratio of expenses to average net assets                  0.87%           0.86%             0.89%      0.91%         0.92%
Ratio of net investment income to average net assets     2.09%           1.94%             1.95%      1.95%         1.81%
Portfolio turnover rate                                    20%             29%               37%        27%           17%
Average commission rate**                             $  .0496        $  .0477                -          -             -

*Ratios for this period of operation are annualized.

**For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of Scout Regional Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Scout Regional Fund, Inc., including the statement of net assets, as of June 30, 1997, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1997, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scout Regional Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

                                                BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 22, 1997

This report has been prepared for the information of the Shareholders of Scout Regional Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.




BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
  Larry D. Armel
  William E. Hoffman, D.D.S.
  Eric T. Jager
  Stephen F. Rose
  Stuart Wien

Officers
  Larry D. Armel, President
  P. Bradley Adams, Vice President & Treasurer
  Elizabeth L. Allwood, Vice President
  Michael A. Brummel, Vice President
  Martin A. Cramer, Vice President & Secretary
  John G. Dyer, Vice President
  Constance E. Martin, Vice President

Investment Counsel
  UMB Bank, n.a., Kansas City, Missouri

Auditors
  Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
  Stradley, Ronon, Stevens & Young,
  Philadelphia, Pennsylvania
  John G. Dyer, Kansas City, Missouri

Custodian
  UMB Bank, n.a., Kansas City, Missouri


JONES & BABSON
MUTUAL FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL-FREE 1-800-996-2862